                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 7, 2002

                           NCT Funding Company, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                    000-30501                                        22-3634034
            (Commission File Number)                      (IRS Employer Identification No.)

                  1 CIT Drive
             Livingston, New Jersey                                   07039-0491
(Address of principal executive offices and zip code)                 (Zip Code)


Registrants' telephone number, including area code: (973) 740-5000

          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


Exhibit No.                       Description
-----------                       -----------
      23.1                        Consent of Independent Accountants





                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCT Funding Company, L.L.C.



                                             By: /s/ Barbara Callahan
                                                 ________________________
                                                 Name: Barbara Callahan
                                                 Title: Vice President



Dated:  May 9, 2002